ESCROW AGREEMENT

This ESCROW AGREEMENT, including the Exhibits hereto (as amended or restated from time to time, this “Escrow Agreement”), is entered into effective as of September 30, 2013, by and among OSAGE EXPLORATION AND DEVELOPMENT, INC., a Delaware corporation (the “Seller”), RAVEN PIPELINE COMPANY, LLC, a Delaware limited liability company (the “Purchaser”) (Seller and Purchaser collectively, the “Parties,” and individually, a “Party”), and AMEGY BANK NATIONAL ASSOCIATION (“Escrow Agent”).

WHEREAS, the Parties are entering into this Escrow Agreement in connection with the Membership Interest Purchase Agreement entered into as of the date hereof (the “Purchase Agreement”), by and between Seller and Purchaser, pursuant to which Purchaser has agreed to purchase 100% of the membership interest of Cimarrona Limited Liability Company, an Oklahoma limited liability company, as further set forth in the Purchase Agreement. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings attributed to them in the Purchase Agreement;

WHEREAS, pursuant to Section 2.2 of the Purchase Agreement, the Parties have agreed to place in escrow certain funds to secure the post-Closing purchase price adjustments and any indemnity obligations of Seller pursuant to the Purchase Agreement;

WHEREAS, the Parties hereto acknowledge (i) that the Escrow Agent is not a party to, is not bound by, and has no duties or obligations under, the Purchase Agreement, (ii) that all references in this Escrow Agreement to the Purchase Agreement are for convenience, and (iii) that the Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement.

NOW, THEREFORE, in consideration of the premises, the undersigned hereby agree as follows:

ARTICLE I

TERMS AND CONDITIONS

1.1 Establishment of Fund. Purchaser will cause to be deposited with the Escrow Agent the sum of USD $250,000 (such sum, or the balance thereof remaining from time to time being referred to herein as the “Fund”) on the date hereof or within ten (10) days after the date hereof.

1.2 Treatment of Fund. The monies constituting the Fund shall be deposited in a segregated escrow account pursuant to the terms of this Escrow Agreement. The Fund is to be invested in Fidelity Prime Money Market Portfolio (FDOXX) unless the Escrow Agent is provided with direction to invest the Fund in other eligible investments. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement. Any interest or income earned on the Fund shall be reportable on Form 1099 by the Escrow Agent to tax identification number 26-0421736 in the name of Seller and such party agrees to provide Escrow Agent with a Form W-9.

1.3 Escrow Procedure and Payment Instruction. The Fund, together with all interest earned thereon, which interest shall become and remain a part of the Fund, shall be held and disbursed in accordance with the terms of this Escrow Agreement as follows:

(a)	Upon receipt by the Escrow Agent of a Joint Disbursement Request, in the form of Exhibit A and executed by both Parties, the Escrow Agent is hereby authorized and directed to deliver the Fund (or any portion thereof) in accordance with such Joint Disbursement Request.

(b)	Upon receipt by the Escrow Agent of a final non-appealable judgment of a competent court of justice or arbitral tribunal accompanied by an opinion of counsel stating such judgment is final and non-appealable, the Escrow Agent is hereby authorized and directed to deliver the Fund (or any portion thereof) in accordance with such judgment.

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Purchaser and Seller hereby agree that they shall execute a Joint Disbursement Request to distribute the Fund (or any portion thereof) to Purchaser or Seller, as applicable, if such amount is payable to such Party under the terms of the Purchase Agreement.

1.4 Termination. This Escrow Agreement shall terminate upon the disbursement of the balance of the Fund in accordance with the provisions of Section 1.3 hereof.

ARTICLE II

PROVISIONS AS TO ESCROW AGENT

2.1. Limitation of Escrow Agent’s Capacity.

A. This Escrow Agreement expressly and exclusively sets forth the duties of Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent. This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the other parties hereto in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with Escrow Agent or the Escrow Agent may have knowledge thereof, and Escrow Agent’s rights and responsibilities shall be governed solely by this Escrow Agreement.

B. Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or depositing such subject matter. Escrow Agent shall be under no duty to investigate or inquire as to the validity or accuracy of any document, agreement, instruction or request furnished to it hereunder believed by it to be genuine and Escrow Agent may rely and act upon, and shall not be liable for acting or not acting upon, any such document, agreement, instruction or request. Escrow Agent shall in no way be responsible for notifying, nor shall it be its duty to notify, any party hereto or any other party interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited herewith. The parties acknowledge that the Escrow Agent shall be entitled to distribution plan payments, shareholder service fees, administrative service fees or similar fees paid by such money market mutual fund companies, distributors or agents. The parties hereby consent to the Escrow Agent’s receipt of such fees and that the interest paid on the funds in the escrow shall be net of such fees.

2.2 Authority to Act.

A. Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Escrow Agreement only in accordance with the provisions of Article I of this Escrow Agreement.

B. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Escrow Agreement and items amending the terms of this Escrow Agreement.

C. Escrow Agent may consult with legal counsel at the joint and several cost and expense of the undersigned (other than Escrow Agent) in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

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D. In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the foregoing, Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies. The right of Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

E. In the event that any controversy should arise among the parties with respect to the Escrow Agreement, or should the Escrow Agent resign and the parties fail to select another Escrow Agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

2.3 Compensation/Indemnification.

A. Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses (per Exhibit B attached) incurred in connection with the performance by it of service under this Escrow Agreement (including reasonable fees and expenses of Escrow Agent’s counsel) and the undersigned (other than Escrow Agent) agree to so pay Escrow Agent reasonable compensation and reimburse Escrow Agent for reasonable costs and expenses. The parties hereto agree that escrow fees shall be due and payable each year in advance, and such fees will be deducted from the Fund upon the commencement of the escrow and thereafter on each anniversary date hereof without proration.

B. The parties to this Escrow Agreement (other than Escrow Agent) hereby jointly and severally agree to indemnify and hold Escrow Agent, its affiliates and their directors, officers, employees, successors, assigns, attorneys and agents (each an “Indemnified Party”) harmless from all losses, costs, claims, demands, expenses, damages, penalties and attorney’s fees suffered or incurred by any Indemnified Party or Escrow Agent as a result of anything which it may do or refrain from doing in connection with this Escrow Agreement or any litigation or cause of action arising from or in conjunction with this Escrow Agreement or involving the subject matter hereof or Escrow Funds or monies deposited hereunder or for any interest upon any such monies, including, without limitation, arising out of the negligence of Escrow Agent; provided that the foregoing indemnification shall not extend to the gross negligence or willful misconduct of Escrow Agent. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Escrow Agreement.

2.4 Miscellaneous.

A. Escrow Agent shall make no disbursement, investment or other use of funds until and unless it has collected funds. Escrow Agent shall not be liable for collection items until the proceeds of the same in actual cash have been received or the Federal Reserve has given Escrow Agent credit for the funds.

B. Escrow Agent may resign at any time by giving written notice to the parties hereto, whereupon the parties hereto will immediately appoint a successor Escrow Agent. Until a successor Escrow Agent has been named and accepts its appointment or until another disposition of the subject matter of this Escrow Agreement has been agreed upon by all parties hereto, Escrow Agent shall be discharged of all of its duties hereunder save to keep the subject matter whole.

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C. All representations, covenants, and indemnifications contained in this Article II shall survive the termination of this Escrow Agreement.

D. Escrow Agent shall send monthly statements to the undersigned of all activity and transactions processed for the escrow account and the undersigned (except Escrow Agent) hereby agree to waive their right to receive trade confirmations as they occur.

E. All facsimile signature(s) to this agreement is as valid and effective for all purposes as an original signature.

ARTICLE III

GENERAL PROVISIONS

3.1 Discharge of Escrow Agent. Upon the delivery of all of the subject matter or monies pursuant to the terms of this Escrow Agreement, the duties of Escrow Agent shall terminate and Escrow Agent shall be discharged from any further obligation hereunder.

3.2 Escrow Instructions. Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.

3.3 Notice. Any payment, notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given when personally delivered or sent electronically or by facsimile to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

If to Escrow Agent:

AMEGY BANK NATIONAL ASSOCIATION

Attn: Corporate Trust Department

1801 Main Street, 8th Floor

Houston, Texas 77002

Tel: 713-232-1919

Fax: 713-571-5010

Email: arla.scott@amegybank.com

If to Seller:

Osage Exploration and Development, Inc.

2445 5th Avenue, Suite 310

San Diego, CA 92131

Attn: Kim Bradford

email: kbradford@osageexploration.com

With a copy, which shall not constitute notice, to:

Robertson & Williams

9658 N. May Avenue, Suite 200

Oklahoma City, OK 73120

Attn: Tom Williams

email: tcw@robertsonwilliams.com

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If to Purchaser:

Raven Pipeline Company, LLC

1001 Fannin Street, Suite 4775

Houston, Texas 77002

Attention: Brian Stone

Email: bstone@ravenpipeline.com &

rrussell@ravenpipeline.com

With a copy, which shall not constitute notice, to:

Porter Hedges LLP

1000 Main, 36th Floor

Houston, TX 77002

Facsimile No.: 713-226-6244

Attention: Corey C. Brown

Email: cbrown@porterhedges.com

Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party. Notwithstanding the foregoing, no notice to the Escrow Agent shall be deemed given to or received by the Escrow Agent unless actually delivered to an officer of the Escrow Agent having responsibility under this Escrow Agreement.

3.4 Governing Law. This Escrow Agreement is being made in and is intended to be construed according to the laws of the State of Texas. It shall inure to and be binding upon the parties hereto and their respective successors, heirs and assigns.

3.5 Construction. Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this the Escrow Agreement.

3.6 Amendment. The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by the undersigned and Escrow Agent.

3.7 Force Majeure. Escrow Agent shall not be liable to the undersigned for any loss or damage arising out of any acts of God, strikes, equipment or transmission failure, war, terrorism, or any other act or circumstance beyond the reasonable control of Escrow Agent.

3.8 Written Agreement. This Escrow Agreement represents the final agreement between the parties, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Escrow Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law.

3.9 Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts in which event all of said counterparts shall be deemed to constitute one original of this Agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties. In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged. Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.

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EXECUTED as of the dates set forth below.

OSAGE EXPLORATION AND DEVELOPMENT, INC.

Date: September 30, 2013
By:
Name:
Title:

RAVEN PIPELINE COMPANY, LLC

Date: September 30, 2013	By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, Escrow Agent, hereby accepts its appointment as Escrow Agent as described in the foregoing Escrow Agreement, subject to the terms and conditions set forth therein.

AMEGY BANK NATIONAL ASSOCIATION

Date:	By:
Name
Title:

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EXHIBIT A

JOINT DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement dated effective September 30, 2013 among OSAGE EXPLORATION AND DEVELOPMENT, INC., RAVEN PIPELINE COMPANY, LLC, and AMEGY BANK NATIONAL ASSOCIATION the parties hereto hereby request disbursement of funds in the amount and manner described below from account number __________________ styled “__________________________________________”, Escrow Account.

Please disburse to:

Amount to disburse:

Form of disbursement:

IN WITNESS WHEREOF: the parties hereto have executed this Agreement in multiple counterparts, each of which is and shall be considered an original for all intents and purposes, effective as of the date first written above.

OSAGE EXPLORATION AND DEVELOPMENT, INC.	RAVEN PIPELINE COMPANY, LLC

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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EXHIBIT B

FEE SCHEDULE

Acceptance Fee:	$500.00
(One-time fee to review and negotiate documents and setup account(s))

Annual Administration Fee:	$3,500.00

To administer the account per terms of the agreement including maintenance, transactions, etc.
(Due upon execution of the agreement and on each anniversary date thereafter without pro-ration)

Transaction Charges	$30.00 per item in excess of 20 per year
(Deposits or Disbursements via check or wire)

Trades or Sells of Securities	$35.00 per item
(Unless invested in sweep fund)

Foreign Currency Conversion Processing	$50.00 per item

Out of pocket expenses	At Cost

Any expenses such as travel expenses related to closing, courier charges, etc. will be billed at cost.

Tax Reporting

There is no charge for tax reporting to one entity only. However, if reporting is to be apportioned to various distributes, there will be an additional charge of $85.00 per 1099 INT produced.

Extraordinary Services	By appraisal

This fee does not cover any extraordinary expenses, including, but not limited to, legal fees which may be incurred by the Escrow Agent in performing its duties hereunder or any extraordinary services such as default, termination, etc. which will be assessed by appraisal at the time such services may be required.

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